CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (No. 333-562 and 333-566), filed on January 22, 1996.

                                              /s/ Arthur Andersen LLP
                                              -----------------------
                                                  Arthur Andersen LLP


Phoenix, Arizona,
   January 26, 1998.

                                   Exhibit 23